UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

 9/30

Date of reporting period:    9/30/14

Item 1.  Reports to Stockholders.

Annual Report

September 30, 2014

1-877-940-2526

www.RESQFunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

ResQ Absolute Equity Fund RQEAX	November 11, 2014

Annual Shareholder Letter

Dear Shareholder

Performance: Since Inception

RQEAX + 4.11% / RQEIX + 4.58%

When starting any new endeavor, there is a certain anxiety that comes along with it. However, given the strong team we have put together, our first year in operations went very smoothly with very little surprises. ResQ Investment Partners LLC is a collaboration of three very important aspects of developing and operating a mutual fund company; a strong investment management team with extensive experience managing large amounts of assets, a scalable strategy that seeks to keep pace with its stated benchmark while providing the opportunity for downside protection and a seasoned distribution team with roots in the mutual fund industry. Although we are still learning the operational side of running a mutual fund company, we are pleased with the results of the ResQ Absolute Equity fund for the fiscal year ending 2014.

Although volatility picked up in 2014, the S&P 500 continued to plow higher albeit with several small corrections in the magnitude of 4-10%. This volatility was expected given the past couple of years of market performance being so strong. Entering 2014, most market participants did not expect much from the markets in 2014. This is evident in the performance of the different asset classes in 2014. International stocks were flat to down, small caps stocks down, mid-caps and the Dow Jones Industrials up slightly year-to-date through September 30th. This made 2014 a difficult year for most money managers as most of the performance came from the S&P 500 once again. The stated benchmark for the Fund is the S&P 500. Having all available asset classes available is a potential positive when investing however when asset classes have wide disparities in performance our model may pick up on short periods of strength in these areas but may not actually contribute to overall performance because the strength period is so short. This could have slightly detracted performance from the Fund.

Since our process is very flexible and dynamic allowing us access to a plethora of asset classes, we were able to navigate 2014 fairly well. Our equity allocation was at its highest coming into the New Year which made sense based on the strength in late 2013. However, early in the year as the markets started its first pullback of 2014, we picked up on the strength in bonds and the bifurcated market characteristics and positioned the fund a bit more conservative. This caused the Fund to go under our mandate of being 80% invested in equities. In fact, there was only one period throughout 2014 (late 2nd / early 3rd quarter) where the fund was over 80% invested in equities. During those defensive periods, there were a few brief periods where we remained in cash. However, our models picked up on the

1

strength in bonds and since have maintained a position in bonds for most of the year. Throughout the year, we continued to hold certain government bonds despite many bond market bears. The TLT, (20+ years Treasury Exchange Traded Fund) a popular bond proxy was up close to 20% in 2014 outpacing even the S&P 500. This speaks to our process. The technology behind the Fund is evaluating all available asset classes in search of the one that has the best risk return characteristics of performing going forward. With bonds having a stellar year, we are encouraged that our method found that trend and took advantage of it. This allowed the Fund to achieve good risk adjusted returns in the fiscal year ended 2014.

Further evidence our strategy is working to achieve good risk-adjusted returns is that the Fund had a heavy position in the Utilities sector during the 2nd and 3rd quarters. Utilities were one of the strongest sectors in the S&P 500 in 2014. This was probably due to interest rates dropping in 2014. Real estate investment trusts also enjoyed a very strong year for the same reason. Our Fund also owned REITs early in the year and recently took an overweight position. Again this speaks to our process. We had exposure to two of the best equity sectors in 2014 while the consensus on Wall St. missed most of the move in interest rates and hence utilities, REITs and bonds. By staying non-emotional and process based, we have captured gains in these areas.

We were further impressed and satisfied about the way our fund handled the stock market correction in October. The model went from being about 75% invested throughout the summer to only 55% invested by October 6th when the market was just about to drop into the deepest part of the correction. This allowed the fund to remain defensive and sidestep most of the panic selling from the 9th to the 15th. This again shows how dynamic and non-biased our fund process is; preserving some of the gains achieved throughout the year and more importantly the Fund was ready for the beginning of a larger correction or bear market. To further illustrate the dynamic nature of the Fund, by the 22nd of October the fund was back to almost 75% invested; again rebuilding positions in REITs which were one of the first groups to hit new highs after the correction had ended. Going into year end, the Fund is positioned in the major asset classes with the strongest performance in 2014, REITs, large caps and bonds where we will most likely end the year.

In general, the reason for the Resq Absolute Equity Fund underperforming its benchmark, the S&P 500 is the variability of performance among the asset classes. Besides the S&P 500, most asset classes and sectors were fairly volatile in 2014. This detracted from overall performance because our technology looks for sustainable trends over specific evaluation periods. The Fund did beat both its Morningstar and Lipper category averages in 2014. As of the fiscal year end for the Fund, the ResQ Absolute Equity Fund was beating its Morningstar category (aggressive allocation) and doing extremely well in its Lipper category (absolute return). We feel the strong performance in a difficult stock market environment for 2014 will attract continued flows and be an attractive investment for advisors, investors and institutions searching for a tactical / liquid alternative fund that has the flexibility to work in any market environment.

Going into 2015, we will not try to make predictions on where the market might be headed. As we have learned in 2014, predicting the market trends is a very difficult way to invest. Our approach removes the

2

emotional bias of holding onto to an idea or strategy that simply isn’t working. We believe by following what is actually working and applying a disciplined investment approach, we can maintain attractive risk adjusted opportunities for our shareholders.

To sum, although the mutual fund business has a very high barrier to entry and learning curve, we feel the team we have put together will help us continue to strive for excellent risk adjusted results for our shareholders and provide future shareholders a solution to their tactical/liquid alternative allocations as new financial professionals and investors learn more about the ResQ Absolute Equity Fund.

Sincerely,

The Team at ResQ Funds

Todd Foster CIO

S&P 500: Measures the performance of large capitalization US Stocks. The S&P 500 is a market-value-weighted index of 500 stocks that are traded on the NYSE, AMEX and NASDAQ. The weightings make each company’s influence on the index performance directly proportional to that company’s value.

Dow Jones Industrial Average: A trademark for a US stock market index composed of 30 actively traded, large cap stocks weighted by share price. This index is often referred to simply as The Dow Jones or The Dow.

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3

ResQ Absolute Income Fund RQIAX	11 November 2014

Annual Shareholder Letter

Dear Shareholder,

Performance: Since Inception (as of 9/30/14)

RQIAX + 4.76% / RQIIX + 4.94%

When starting any new endeavor, there is a certain anxiety that comes along with it. However, given the strong team we have put together, our first year in operations went very smoothly with very little surprises. ResQ Investment Partners LLC is a collaboration of three very important aspects of developing and operating a mutual fund company; a strong investment management team with extensive experience managing large amounts of assets, a scalable strategy that seeks to keep pace with its stated benchmark while providing the opportunity for downside protection and a seasoned distribution team with roots in the mutual fund industry. Although we are still learning the operational side of running a mutual fund company, we are pleased with the results of the ResQ Absolute Income Fund for the fiscal year ending 2014.

The world of income investing was thrown on its head in 2013 with rates on the 10 year note jumping from 1.9% to 3%. This brought to light the effects that rising rates can have on income or bond investments and money started rotating out of longer duration products to short-term ones based on the premise that rates had to continue higher. Most market professionals did not anticipate a declining interest rate environment in 2014. With the economy growing around 2-3%, unemployment under 6% and the end of the Fed’s Quantitative Easing (QE) program, it would only seem logical that rates would continue up. However, the market does not always act rationally and can often do things longer than most expect. That is why we believe our investment philosophy works. We do not try to predict trends in the market but rather stay with what is working regardless of the supposed reasons.

Given the volatility in rates over the past 2 years, investors are faced with a hard decision. Will rates rise as most have predicted for years or will rates follow that of Europe as deflation keeps rates low? We do not pretend to know the answer to that question and that is why our fund was built to be so dynamic. By having a multitude of income producing asset classes in our models, we allow the technology behind our funds to work and keep us positioned in what is actually working not what we hope works or what market consensus says it should be.

In general, the reason for the Resq Absolute Income Fund beating its benchmark, Morningstar and Lipper categories in 2014 was due to its balanced nature between traditional bond asset classes and income producing securities. In the first half of the year, the Fund picked up on the strength in real estate investment trusts (REITs) and took an overweight position. This helped the fund collect a yield as

4

well as capital appreciation. This is a perfect example of our non-emotional approach. REITs did not perform at all in 2013 ending flat. This was brought on by the spike up in rates in 2013. However, in 2014, rates dropped surprising most and thereby attracting money to income producing securities likes REITs. The REIT asset class was one of the best performing sectors in the S&P 500 for 2014. Throughout the year, we continued to hold certain government bonds which also had an impressive year despite many bond market bears. The TLT, (20+ years Treasury Exchange Traded Fund) a popular bond proxy was up close to 20% in 2014. Again this speaks to our process. We had exposure to two of the best income producing sub sectors in 2014 while the consensus on Wall St. missed most of the move in bonds. By staying non-emotional and process based, we have captured gains in these areas contributing to our Morningstar and Lipper category rankings.

We were further impressed and satisfied about the way our fund handled the stock market correction in October. We exited most of our dividend paying positions by September and were positioned fairly conservatively in municipal and government bonds as the stock market correction unfolded in October. This allowed the fund to move sideways to slightly higher during the 10% S&P 500 correction. This again shows how dynamic and non-biased our fund process is; we preserved the gains achieved by being slightly overweight income producing securities throughout the year. Going into the fourth quarter our models started to pick up on the stock market correction and recovery and started to rebuild positions in more of the income producing securities like equity income stocks, REITs and convertibles where we will most likely end the year.

We anticipate a yield being posted going into 2015. In the initial stages of opening a fund, there are expense hurdles and a 12 month period is needed to report a SEC yield. We believe the current yield, capital appreciation and exceptional dynamics of the fund will make the ResQ Absolute Income fund a very attractive liquid alternative fund for advisers, individuals and institutions in 2015.

As of the fiscal year end for the fund, the Resq Absolute Income fund was beating its benchmark, Morningstar category (conservative allocation) and Lipper category (absolute return). We feel the strong performance in a difficult income environment for 2014 will attract continued flows and be an attractive investment for investors searching for a core income fund that has the flexibility to work in any interest rate environment.

Going into 2015, we will not try to make predictions on where interest rates might be headed. As we have learned in 2014, predicting the market trends is a very difficult way to invest. Our approach removes the emotional bias of holding onto to an idea or strategy that simply isn’t working. We believe by following what is actually working and applying a disciplined investment approach, we can maintain attractive risk adjusted opportunities for our shareholders.

To sum, although the mutual fund business has a very high barrier to entry and learning curve, we feel the team we have put together will help us continue to strive for excellent risk adjusted results for our shareholders and provide future shareholders a solution to their income allocations as new financial professionals and investors learn more about the ResQ Absolute Income Fund.

5

Sincerely,

The Team at ResQ Funds

Todd Foster CIO

Barclay’s Aggregate Bond Index includes US Government, corporate and mortgage backed securities with maturities of at least one year.

Morningstar Conservative Allocation funds seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash. These funds tend to hold smaller positions in stocks than moderate allocation funds. These funds typically have 20% to %0% of assets in equities and 50% to 80% of assets in fixed income assets.

SEC yield, A standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses.

S&P 500, measures the performance of large capitalization US stocks. The S&P 500 is a market value weighted index of 500 stocks that are traded on the NYSE, AMEX and NASDAQ. The weightings make each company’s influence on the index performance directly proportional to that company’s market value.

5381-NLD-11/13/2014

6

RESQ Absolute Equity Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2014

The Fund’s performance figures* for the period ended September 30, 2014, as compared to its benchmark:

Since Inception (a)
RESQ Absolute Equity Fund - Class A	4.11%
RESQ Absolute Equity Fund - Class A with Load	(1.87)%
RESQ Absolute Equity Fund - Class I	4.58%
S&P 500 Total Return Index (b)	10.20%

Comparision of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated December 13, 2013 are 2.78% and 2.38% for the Class A and I Shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the original purchase price imposed on purchases. For performance information current to the most recent month-end, please call 1-877-940-2526.

(a)	Inception date is December 20, 2013.

(b)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2014

Holdings by Asset Type	% of Net Assets
Exchange Traded Funds - Equity	59.6%
Exchange Traded Funds - Debt	16.9%
Mutual Funds - Equity	8.6%
Money Market Fund	6.3%
Other Assets Less Liabilities	8.6%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

7

RESQ Absolute Income Fund

PORTFOLIO REVIEW (Unaudited)

September 30, 2014

The Fund’s performance figures* for the period ended September 30, 2014, as compared to its benchmark:

Since Inception (a)
RESQ Absolute Income Fund - Class A	4.76%
RESQ Absolute Income Fund - Class A with Load	(0.23)%
RESQ Absolute Income Fund - Class I	4.94%
Barclays Aggregate Bond Index (b)	3.78%

Comparision of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. The total operating expenses as stated in the fee table to the Fund’s prospectus dated December 13, 2013 are 3.18% and 2.78% for the Class A and I Shares, respectively. Class A shares are subject to a maximum sales charge of 4.75% of the original purchase price imposed on purchases. For performance information current to the most recent month-end, please call 1-877-940-2526.

(a)	Inception date is December 20, 2013.

(b)	The Barclays Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of September 30, 2014

Holdings by Asset Type	% of Net Assets
Exchange Traded Funds - Debt	53.8%
Mutual Funds - Debt	17.9%
Mutual Funds - Asset Allocation	17.8%
Mutual Funds - Equity	8.8%
Money Market Fund	1.7%
Liabilities In Excess of Other Assets	(0.00)%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s holdings.

8

RESQ Absolute Equity Fund

PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 76.5%
	DEBT FUNDS - 16.9%
78,000	iShares Core GNMA Bond ETF	$3,896,880
45,500	Vanguard Intermediate-Term Bond ETF	3,834,285
		7,731,165
	EQUITY FUNDS - 59.6%
58,900	Consumer Discretionary Select Sector SPDR Fund	3,928,041
24,400	Guggenheim S&P 500 Pure Growth ETF	1,883,680
44,300	iShares U.S. Basic Materials ETF	3,812,901
39,900	PowerShares QQQ Trust Series 1	3,941,721
79,800	Schwab U.S. Large-Cap Growth ETF	3,924,564
99,500	Schwab U.S. Mid-Cap ETF	3,850,630
20,100	SPDR S&P 500 ETF Trust	3,960,102
20,300	Vanguard Russell 1000 Growth ETF	1,913,133
		27,214,772

	TOTAL EXCHANGE TRADED FUNDS (Cost - $35,343,568)	34,945,937

	MUTUAL FUNDS - 8.6%
	EQUITY FUND - 8.6%
21,920	Dodge & Cox Stock Fund	3,943,230
	TOTAL MUTUAL FUND (Cost - $4,014,471)

	SHORT-TERM INVESTMENTS - 6.3%
	MONEY MARKET FUND - 6.3%
2,897,810	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.04% *	2,897,810
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,897,810)

	TOTAL INVESTMENTS - 91.4% (Cost - $42,255,849) (a)	$41,786,977
	OTHER ASSETS LESS LIABILITIES - 8.6%	3,916,612
	NET ASSETS - 100.0%	$45,703,589

GNMA - Government National Mortgage Association

SPDR - Standard & Poor’s Depositary Receipts

*	Money market fund; interest rate reflects effective yield on September 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $42,255,849 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$43,778
Unrealized depreciation	(512,650)
Net unrealized depreciation	$(468,872)

See accompanying notes to financial statements.

9

RESQ Absolute Income Fund

PORTFOLIO OF INVESTMENTS

September 30, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 53.8%
	DEBT FUNDS - 53.8%
34,070	iShares National AMT-Free Muni Bond ETF	$3,736,457
33,150	iShares TIPS Bond ETF	3,715,120
121,900	Market Vectors High Yield Municipal Index ETF	3,748,425
33,900	Pimco Total Return ETF	3,680,862
205,500	PowerShares Financial Preferred Portfolio	3,701,055
41,400	Vanguard Long-Term Bond ETF	3,735,522
	TOTAL EXCHANGE TRADED FUNDS (Cost - $22,384,166)	22,317,441

	MUTUAL FUNDS - 44.5%
	ASSET ALLOCATION FUND - 17.8%
286,558	T. Rowe Price Spectrum Fund	3,702,323
171,081	The Income Fund of America	3,669,681
		7,372,004
	DEBT FUNDS - 17.9%
291,498	Deutsche Strategic High Yield Tax-Free Fund	3,637,895
276,109	Invesco Municipal Income Fund	3,766,126
		7,404,021
	EQUITY FUNDS - 8.8%
95,890	American Century Income & Growth Fund	3,673,566

	TOTAL MUTUAL FUNDS (Cost - $18,600,000)	18,449,591

	SHORT-TERM INVESTMENTS - 1.7%
	MONEY MARKET FUND - 1.7%
706,097	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.04% *	706,097
	TOTAL SHORT-TERM INVESTMENTS (Cost - $706,097)

	TOTAL INVESTMENTS - 100.0% (Cost - $41,690,263) (a)	$41,473,129
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%	(19,404)
	NET ASSETS - 100.0%	$41,453,725

*	Money market fund; interest rate reflects effective yield on September 30, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $41,690,263 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$113,769
Unrealized depreciation	(330,903)
Net unrealized depreciation	$(217,134)

See accompanying notes to financial statements.

10

RESQ Funds

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2014

	RESQ Absolute	RESQ Absolute
	Equity Fund (a)	Income Fund (a)
ASSETS
Investment securities:
At cost	$42,255,849	$41,690,263
At value	$41,786,977	$41,473,129
Receivable for securities sold	3,924,327	—
Dividends and interest receivable	44,673	9,346
Receivable for Fund shares sold	32,313	13,540
Prepaid expenses and other assets	19,158	19,034
TOTAL ASSETS	45,807,448	41,515,049

LIABILITIES
Investment advisory fees payable	57,557	17,026
Distribution (12b-1) fees payable	14,936	13,835
Fees payable to other affiliates	9,280	9,517
Payable for Fund shares repurchased	1,414	—
Accrued expenses and other liabilities	20,672	20,946
TOTAL LIABILITIES	103,859	61,324
NET ASSETS	$45,703,589	$41,453,725

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$43,403,534	$40,096,320
Accumulated net realized gain from security transactions	2,768,927	1,574,539
Net unrealized depreciation on investments	(468,872)	(217,134)
NET ASSETS	$45,703,589	$41,453,725

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$44,121,106	$40,632,590
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	4,236,554	3,909,981
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share (b)	$10.41	$10.39
Maximum Offering Price Per Share (c)	$11.05	$10.91

Class I Shares :
Net Assets	$1,582,483	$821,135
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	151,501	79,083
Net Asset Value (Net Assets ÷ Shares Outstanding), Redemption Price Per Share (b)	$10.45	$10.38

(a)	RESQ Absolute Equity Fund and RESQ Absolute Income Fund commenced operations on December 20, 2013.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

(c)	There is a maximum front-end sales charge (load) of 5.75% and 4.75% imposed on purchases of Class A shares of the RESQ Absolute Equity Fund and RESQ Absolute Income Fund, respectively.

See accompanying notes to financial statements.

11

RESQ Funds

STATEMENTS OF OPERATIONS

For the Period Ended September 30, 2014

	RESQ Absolute	RESQ Absolute
	Equity Fund (a)	Income Fund (a)
INVESTMENT INCOME
Dividends	$499,913	$779,880
Interest	705	778
TOTAL INVESTMENT INCOME	500,618	780,658

EXPENSES
Investment advisory fees	501,635	464,070
Distribution (12b-1) fees:
Class A	112,062	104,395
Registration fees	35,001	35,001
Administrative services fees	31,337	31,337
Accounting services fees	21,171	21,171
Legal fees	16,207	14,207
Transfer agent fees	15,129	15,129
Audit fees	15,000	15,000
Compliance officer fees	8,299	7,899
Trustees fees and expenses	6,159	6,159
Printing and postage expenses	5,775	7,275
Custodian fees	4,699	5,699
Insurance expense	751	751
Other expenses	2,501	2,501
TOTAL EXPENSES	775,726	730,594

Plus: Fees waived/reimbursed by the Advisor	(116,549)	(119,957)

NET EXPENSES	659,177	610,637

NET INVESTMENT INCOME/(LOSS)	(158,559)	170,021

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	2,924,496	1,724,962
Net realized gain from underlying investment companies	8,093	—
Net change in unrealized depreciation on investments	(468,872)	(217,134)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,463,717	1,507,828

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,305,158	$1,677,849

(a)	RESQ Absolute Equity Fund and RESQ Absolute Income Fund commenced operations on December 20, 2013.

See accompanying notes to financial statements.

12

RESQ Absolute Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period Ended
September 30, 2014 (a)
FROM OPERATIONS
Net investment loss	$(158,559)
Net realized gain on investments	2,924,496
Net realized gain from underlying investment companies	8,093
Net change in unrealized depreciation on investments	(468,872)
Net increase in net assets resulting from operations	2,305,158

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(4,781)
Class I	(322)
Total distributions to shareholders	(5,103)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	43,935,561
Class I	1,586,700
Net asset value of shares issued in reinvestment of distributions:
Class A	4,759
Class I	322
Redemption fee proceeds:
Class A	775
Payments for shares redeemed:
Class A	(2,112,959)
Class I	(11,624)
Net increase in net assets from shares of beneficial interest	43,403,534

TOTAL INCREASE IN NET ASSETS	45,703,589

NET ASSETS
Beginning of Period	—
End of Period*	$45,703,589
* Includes undistributed net investment loss of:	$—

SHARE ACTIVITY
Class A:
Shares Sold	4,438,957
Shares Reinvested	472
Shares Redeemed	(202,875)
Net increase in shares of beneficial interest outstanding	4,236,554

Class I:
Shares Sold	152,620
Shares Reinvested	32
Shares Redeemed	(1,151)
Net increase in shares of beneficial interest outstanding	151,501

(a)	The RESQ Absolute Equity Fund commenced operations on December 20, 2013.

See accompanying notes to financial statements.

13

RESQ Absolute Income Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period Ended
September 30, 2014 (a)
FROM OPERATIONS
Net investment income	$170,021
Net realized gain on investments	1,724,962
Net change in unrealized depreciation on investments	(217,134)
Net increase in net assets resulting from operations	1,677,849

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(319,317)
Class I	(1,127)
Total distributions to shareholders	(320,444)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	40,567,602
Class I	828,643
Net asset value of shares issued in reinvestment of distributions:
Class A	318,122
Class I	1,127
Redemption fee proceeds:
Class A	225
Payments for shares redeemed:
Class A	(1,607,695)
Class I	(11,704)
Net increase in net assets from shares of beneficial interest	40,096,320

TOTAL INCREASE IN NET ASSETS	41,453,725

NET ASSETS
Beginning of Period	—
End of Period*	$41,453,725
* Includes undistributed net investment loss of:	$—

SHARE ACTIVITY
Class A:
Shares Sold	4,034,421
Shares Reinvested	30,511
Shares Redeemed	(154,951)
Net increase in shares of beneficial interest outstanding	3,909,981

Class I:
Shares Sold	80,126
Shares Reinvested	108
Shares Redeemed	(1,151)
Net increase in shares of beneficial interest outstanding	79,083

(a)	The RESQ Absolute Income Fund commenced operations on December 20, 2013.

See accompanying notes to financial statements.

14

RESQ Absolute Equity Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A		Class I
	For the		For the
	Period Ended		Period Ended
	September 30, 2014 (1)		September 30, 2014 (1)
Net asset value, beginning of period	$10.00		$10.00
Activity from investment operations:
Net investment loss (2)	(0.04)		0.00 (3)
Net realized and unrealized gain on investments	0.45		0.46
Total from investment operations	0.41		0.46
Paid-in-capital from redemption fees (2)	0.00	(3)	—
Less distributions from:
Net investment income	(0.00	) (3)	(0.01)
Total distributions	(0.00	) (3)	(0.01)
Net asset value, end of period	$10.41		$10.45
Total return (4,5)	4.11%		4.58%
Net assets, at end of period (000s)	$44,121		$1,582
Ratio of gross expenses to average net assets (6,7)	2.76	% (8)	2.36%
Ratio of net expenses to average net assets (6,7)	2.35%		1.95%
Ratio of net investment loss before wiaver to average net assets (6,9)	(0.95)%		(0.35)%
Ratio of net investment income (loss) to average net assets (6,9)	(0.54)%		0.06%
Portfolio Turnover Rate (5)	376%		376%

(1)	The RESQ Absolute Equity Fund Class A and Class I shares commenced operations on December 20, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

15

RESQ Absolute Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A		Class I
	For the		For the
	Period Ended		Period Ended
	September 30, 2014 (1)		September 30, 2014 (1)
Net asset value, beginning of period	$10.00		$10.00
Activity from investment operations:
Net investment income (2)	0.05		0.13
Net realized and unrealized gain on investments	0.43		0.36
Total from investment operations	0.48		0.49
Paid-in-capital from redemption fees (2)	0.00	(3)	—
Less distributions from:
Net investment income	(0.09)		(0.11)
Total distributions	(0.09)		(0.11)
Net asset value, end of period	$10.39		$10.38
Total return (4,5)	4.76%		4.94%
Net assets, at end of period (000s)	$40,633		$821
Ratio of gross expenses to average net assets (6,7)	2.81	% (8)	2.41%
Ratio of net expenses to average net assets (6,7)	2.35%		1.95%
Ratio of net investment income before waiver to average net assets (6,9)	0.19%		1.19%
Ratio of net investment income to average net assets (6,9)	0.65%		1.65%
Portfolio Turnover Rate (5)	325%		325%

(1)	The RESQ Absolute Income Fund’s Class A and Class I shares commenced operations on December 20, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total return assumes reinvestment of all dividends and distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

16

RESQ FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014

1.	ORGANIZATION

The RESQ Absolute Equity Fund and the RESQ Absolute Income Fund (each a “Fund” and collectively the “Funds”), are each a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized under the laws of the state of Delaware. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment companies. The investment objective of the RESQ Absolute Equity Fund is to seek long term capital appreciation with capital preservation as a secondary objective. The investment objective of the RESQ Absolute Income Fund is to provide income with capital appreciation and capital preservation as secondary objectives.

The Funds currently offer two classes of shares: Class A and Class I shares. Class A and I Shares of each Fund commenced operations on December 20, 2013. RESQ Absolute Equity Fund Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. RESQ Absolute Income Fund Class A shares are offered at net asset value plus a maximum sales charge of 4.75%. Class I shares for the Funds are offered at net asset value. Each class represents an interest in the same assets of the applicable Fund and classes are identical except for differences in their distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party

17

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2014

consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to each Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

18

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2014 for each Fund’s investments measured at fair value:

RESQ Absolute Equity Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$34,945,937	$—	$—	$34,945,937
Mutual Funds	3,943,230	—	—	3,943,230
Short-Term Investments	2,897,810	—	—	2,897,810
Total	$41,786,977	$—	$—	$41,786,977

RESQ Absolute Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$22,317,441	$—	$—	$22,317,441
Mutual Funds	18,449,591	—	—	18,449,591
Short-Term Investments	706,097	—	—	706,097
Total	$41,473,129	$—	$—	$41,473,129

The Funds did not hold any Level 2 or Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented. It is each Fund’s policy to recognize transfers into or out of any level at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Federal Income Taxes – It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on the Fund’s 2014 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. Neither Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

19

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2014

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

RESQ Investment Partners, LLC (the “Advisor”), serves as investment advisor to the Funds. Subject to the authority of the Board of Trustees, the Advisor is responsible for the management of the Funds’ investment portfolio. The Trust, on behalf of the Funds, has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an investment advisory agreement with the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of each Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a fee, computed and accrued daily and paid monthly at an annual rate of 1.77% for each of the RESQ Absolute Equity Fund’s and RESQ Absolute Income Fund’s average daily net assets. For the period ended September 30, 2014, the Advisor earned advisory fees of $501,635 and $464,070 for the RESQ Absolute Equity Fund and RESQ Absolute Income Fund, respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses until at least January 31, 2016 to the extent necessary so that the total expenses incurred by a Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 2.35%, and 1.95% of the daily average net assets attributable to each Fund’s Class A, and Class I shares, respectively (the “Expense Limitation”). During the period ended September 30, 2014, the Advisor waived fees in the amount of $116,549 and $119,957 for the RESQ Absolute Equity Fund and the RESQ Absolute Income Fund, respectively.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s operating expenses are subsequently less than the expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If Fund operating expenses subsequently exceed the expense limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time upon 60 days written notice to the Advisor. As of September 30, 2014, the total amount of expense reimbursement subject to recapture for the RESQ Absolute Equity Fund is $116,549, which will expire on September 30, 2017. As of September 30, 2014, the total amount of expense reimbursement subject to recapture for the RESQ Absolute Income Fund is $119,957, which will expire on September 30, 2017.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services related to Class A shares. Under the Plan, the Funds may each pay 0.40% per year of the average daily net assets of Class A shares for such distribution and shareholder service activities. For the

20

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2014

period ended September 30, 2014, RESQ Absolute Equity Fund incurred distribution fees of $112,062 and RESQ Absolute Income Fund incurred distribution fees of $104,395.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares and is an affiliate of GFS. During the period ended September 30, 2014, the Distributor received $1,236 in underwriting commissions for sales of RESQ Absolute Equity Fund’s Class A shares, of which $164 was retained by the principal underwriter or other affiliated broker-dealers. During the period ended September 30, 2014, the Distributor received $527 in underwriting commissions for sales of RESQ Absolute Income Fund’s Class A shares, of which $87 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to a separate servicing agreement with GFS, the Funds each pay GFS customary fees for providing administration, fund accounting, custody administration and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

4.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells his shares after holding them for less than 30 days. The redemption fee is paid directly to the applicable Fund. For the period ended September 30, 2014, the RESQ Absolute Equity Fund assessed $775 in redemption fees for Class A shares. For the period ended September 30, 2014 the RESQ Absolute Income Fund assessed $225 in redemption fees for Class A shares.

5.	INVESTMENT TRANSACTIONS

For the period ended September 30, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $173,812,537 and $137,378,994, respectively, for RESQ Absolute Equity Fund, and $149,547,464 and $110,288,143, respectively, for RESQ Absolute Income Fund.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the period ended September 30, 2014 was as follows:

	Ordinary	Long-Term
	Income	Capital Gains	Total
RESQ Absolute Equity Fund	$5,103	$—	$5,103
RESQ Absolute Income Fund	320,444	—	320,444

The Funds commenced operations on December 20, 2013.

21

RESQ FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
SEPTEMBER 30, 2014

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
RESQ Absolute Equity Fund	$2,768,848	$79	$—	$—	$—	$(468,872)	$2,300,055
RESQ Absolute Income Fund	1,574,539	—	—	—	—	(217,134)	1,357,405

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and short term capital gains, and the reclassification of Fund distributions, resulted in reclassification for the period ended September 30, 2014 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
RESQ Absolute Equity Fund	$—	$163,662	$(163,662)
RESQ Absolute Income Fund	—	150,423	(150,423)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2014, the shareholders listed below held more than 25% of an individual fund and may be deemed to control that fund.

Shareholder	Fund	Percent
Charles Schwab & Co.	RESQ Absolute Equity Fund	67.48%
Charles Schwab & Co.	RESQ Absolute Income Fund	64.16%

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. As of October 17, 2014, the Funds commenced operations of Class C shares. As of November 24, 2014 the RESQ Absolute Equity Fund changed its name to the RESQ Dynamic Allocation Fund. Effective 60 days from the date of the name change the RESQ Dynamic Allocation Fund will be removing its 80% investment policy described in its prospectus. As November 24, 2014 the RESQ Absolute Income Fund changed its name to the RESQ Strategic Income Fund. Effective 60 days from the date of the name change the RESQ Strategic Income Fund is changing its investment objective to one that seeks income with an emphasis on total return and capital preservation as a secondary objective. Management has concluded that there are no other events requiring adjustment or disclosure in the financial statements.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of RESQ Absolute Equity Fund and RESQ Absolute Income Fund and
Board of Trustees of Northern Lights Fund Trust III

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of RESQ Absolute Equity Fund and RESQ Absolute Income Fund (the “Funds”), each a series of Northern Lights Fund Trust III, as of September 30, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period December 20, 2013 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RESQ Absolute Equity Fund and RESQ Absolute Income Fund as of September 30, 2014, the results of their operations, the changes in their net assets and the financial highlights for the period December 20, 2013 (commencement of operations) through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
December 1, 2014

23

RESQ Funds
EXPENSE EXAMPLES (Unaudited)
September 30, 2014

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
		Actual			(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Account	Paid
	Expense	Value	Value	During	Value	Value	During
	Ratio	4/1/14	9/30/14	Period (a)	4/1/14	9/30/14	Period (a)
RESQ Absolute Equity Fund – Class A	2.34%	$1,000.00	$1,024.60	$11.88	$1,000.00	$1,013.34	$11.81
RESQ Absolute Equity Fund – Class I	1.93%	$1,000.00	$1,028.50	$9.81	$1,000.00	$1,015.39	$9.75

Hypothetical
		Actual			(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Account	Paid
	Expense	Value	Value	During	Value	Value	During
	Ratio	4/1/14	9/30/14	Period (a)	4/1/14	9/30/14	Period (a)
RESQ Absolute Income Fund – Class A	2.34%	$1,000.00	$1,025.03	$11.88	$1,000.00	$1,013.34	$11.81
RESQ Absolute Income Fund – Class I	1.93%	$1,000.00	$1,027.10	$9.81	$1,000.00	$1,015.39	$9.75

(a)	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).
24

RESQ FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
SEPTEMBER 30, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	32	York Capital Corp.(July 2014 - Present); Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board Since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012).
Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996- 2008).	32	Lifetime Achievement Fund, Inc. (February 2012 to April 2012).

9/30/14-NLFT III-V3

25

RESQ FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
SEPTEMBER 30, 2014

Independent Trustees (Continued)

Mark H. Taylor 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	131	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jerry Vincentini 1940	Trustee	Since February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	32	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.

9/30/14-NLFT III-V3

26

RESQ FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
SEPTEMBER 30, 2014

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 - 2008); and President and Manager, GemCom LLC (2004 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 - 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 - 2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-940-2526.

9/30/14-NLFT III-V3

27

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number and income

■      assets, account transfers and transaction history

■      investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes– information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes– information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

28

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■     open an account or give us contact information

■     provide account information or give us your income information

■     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

29

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-940-2526 or by referring to the Securites and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-940-2526.

INVESTMENT ADVISOR

RESQ Investment Partners, LLC
9383 E. Bahia Drive, Suite 120
Scottsdale, Arizona 85260

ADMINISTRATOR

Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

RESQ Absolute Equity Fund

RESQ Absolute Income Fund

2014:

$13,000

$13,000

(b)

Audit-Related Fees

RESQ Absolute Equity Fund

RESQ Absolute Income Fund

2014:

None

None

(c)

Tax Fees

RESQ Absolute Equity Fund

RESQ Absolute Income Fund

2014

$2,500

$2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

RESQ Absolute Equity Fund

RESQ Absolute Income Fund

2014

None

None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

RESQ Absolute Equity Fund

RESQ Absolute Income Fund

2014

2014

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/11/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/11/14

By (Signature and Title)

/s/ Brian Curley

       Brian Curley, Treasurer

Date

12/11/14